N / E / W / S R / E / L / E / A / S / E

July 25, 2024

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES SECOND QUARTER 2024 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

Second Quarter 2024 Highlights:

•    Net income available to common stockholders was $39.5 million and diluted earnings per common share totaled $.68 in the second quarter of 2024, compared to $60.4 million and $1.02 in the second quarter of 2023, and $47.5 million and $.80 in the first quarter of 2024.
•    Strong capital position with Common Equity Tier 1 Capital Ratio of 11.02 percent.
•    Net interest margin totaled 3.16 percent compared to 3.10 percent on a linked quarter basis.
•    Total loans grew $191.2 million, or 6.1 percent annualized on a linked quarter basis, and $374.4 million, or 3.0 percent during the last twelve months.
•    Total deposits declined $315.5 million, or 8.5 percent annualized on a linked quarter basis.
•    Nonperforming assets to total assets were 36 basis points compared to 37 basis points on a linked quarter basis.
•    The efficiency ratio totaled 53.84 percent for the quarter.

Mark Hardwick, Chief Executive Officer, stated, "We are pleased that net interest margin improved by 6 basis points over the first quarter of 2024 and that net interest income increased by $1.5 million over the same period. Non-interest income and non-interest expense also compared favorably helping the company produce an efficiency ratio better than our stated key performance indicator of less than 55 percent." Hardwick added, "The elevated provision expense driven by higher than normal net charge-off’s was the singular item that weakened our performance in the quarter. "

Second Quarter Financial Results:

First Merchants Corporation (the “Corporation) has reported second quarter 2024 net income available to common stockholders of $39.5 million compared to $60.4 million during the same period in 2023. Diluted earnings per common share for the period totaled $.68 per share compared to the second quarter of 2023 result of $1.02 per share.

Total assets equaled $18.3 billion as of quarter-end and loans totaled $12.7 billion. During the past twelve months, total loans grew by $374.4 million, or 3.0 percent. On a linked quarter basis, loans grew $191.2 million, or 6.1 percent with growth primarily in Commercial & Industrial loans.

Investments, totaling $3.8 billion, decreased $138.4 million, or 3.6 percent, during the last twelve months and decreased $30.5 million, or 3.2 percent annualized on a linked quarter basis.

Total deposits equaled $14.6 billion as of quarter-end and decreased by $12.1 million over the past twelve months. Total deposits declined $315.5 million, or 8.5 percent annualized on a linked quarter basis with noninterest-bearing deposits remaining stable. The loan to deposit ratio for the current quarter ended at 87.0 percent.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $189.5 million as of quarter-end, or 1.50 percent of total loans. Loan charge-offs, net of recoveries, for the quarter totaled $39.6 million and provision expense of $24.5 million was recorded during the quarter. Reserves for unfunded commitments totaling $19.5 million remain unchanged from prior quarter. Non-performing assets to total assets were 0.36 percent for the second quarter of 2024, a decrease of one basis point compared to 0.37 percent in the prior quarter.

Net interest income, totaling $128.6 million for the quarter, increased $1.5 million, or 1.2 percent, compared to prior quarter but decreased $9.3 million, or 6.7 percent compared to the second quarter of 2023. Stated net-interest margin on a tax equivalent basis, totaling 3.16 percent, increased by six basis points compared to the first quarter of 2024 but decreased 23 basis points compared to the second quarter of 2023. During the quarter, higher yields on earnings assets and lower yields on interest bearing liabilities both contributed to the increase in net-interest margin over last quarter.

Noninterest income, totaling $31.3 million for the quarter, increased $4.7 million, or 17.6 percent, compared to the first quarter of 2024 and increased $5.0 million from the second quarter of 2023. The increase over first quarter of 2024 was driven primarily by higher gains on the sales of loans, private wealth fees, and an increase in CRA investment valuations recorded through Other Income on the Income Statement.

Noninterest expense totaled $91.4 million for the quarter, a decline of $5.5 million from the first quarter of 2024. The decrease was from lower salaries and employee benefits and lower FDIC assessments, offset by the inclusion of $0.7 million of gains on the sale of properties in the prior quarter which were recorded in Other Expenses.

The Corporation’s total risk-based capital ratio equaled 12.95 percent, common equity tier 1 capital ratio equaled 11.02 percent, and the tangible common equity ratio totaled 8.27 percent. These ratios continue to reflect the Corporation’s strong liquidity and capital positions.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 11:30 a.m. (ET) on Thursday, July 25, 2024.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register.vevent.com/register/BId0844162db694c8f80a4e6caa546f714)

In order to view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/d6tnudnp) during the time of the call. A replay of the webcast will be available until July 25, 2025.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2024	2023
ASSETS
Cash and due from banks	$105,372	$108,975
Interest-bearing deposits	168,528	219,480
Investment securities, net of allowance for credit losses of $245,000 and $245,000	3,753,088	3,891,491
Loans held for sale	32,292	27,297
Loans	12,639,650	12,270,233
Less: Allowance for credit losses - loans	(189,537)	(221,147)
Net loans	12,450,113	12,049,086
Premises and equipment	133,245	114,402
Federal Home Loan Bank stock	41,738	41,842
Interest receivable	97,546	89,784
Goodwill and other intangibles	735,373	743,465
Cash surrender value of life insurance	306,379	307,020
Other real estate owned	4,824	7,685
Tax asset, deferred and receivable	107,080	113,724
Other assets	367,845	318,005
TOTAL ASSETS	$18,303,423	$18,032,256
LIABILITIES
Deposits:
Noninterest-bearing	$2,303,313	$2,636,017
Interest-bearing	12,265,757	11,945,138
Total Deposits	14,569,070	14,581,155
Borrowings:
Federal funds purchased	147,229	—
Securities sold under repurchase agreements	100,451	152,472
Federal Home Loan Bank advances	832,703	723,480
Subordinated debentures and other borrowings	93,589	151,325
Total Borrowings	1,173,972	1,027,277
Interest payable	18,554	13,595
Other liabilities	329,302	264,664
Total Liabilities	16,090,898	15,886,691
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 58,045,653 and 59,297,148 shares	7,256	7,412
Additional paid-in capital	1,191,193	1,233,593
Retained earnings	1,200,930	1,097,399
Accumulated other comprehensive loss	(211,979)	(217,964)
Total Stockholders' Equity	2,212,525	2,145,565
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,303,423	$18,032,256

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2024	2023	2024	2023
INTEREST INCOME
Loans receivable:
Taxable	$201,413	$186,256	$399,436	$358,609
Tax-exempt	8,430	7,760	16,620	15,469
Investment securities:
Taxable	9,051	8,886	17,799	17,973
Tax-exempt	13,613	14,279	27,224	30,349
Deposits with financial institutions	2,995	3,164	9,488	3,801
Federal Home Loan Bank stock	879	1,020	1,714	1,562
Total Interest Income	236,381	221,365	472,281	427,763
INTEREST EXPENSE
Deposits	99,151	73,201	197,436	123,886
Federal funds purchased	126	123	126	1,420
Securities sold under repurchase agreements	645	979	1,677	1,827
Federal Home Loan Bank advances	6,398	6,815	13,171	13,879
Subordinated debentures and other borrowings	1,490	2,412	4,237	4,797
Total Interest Expense	107,810	83,530	216,647	145,809
NET INTEREST INCOME	128,571	137,835	255,634	281,954
Provision for credit losses	24,500	—	26,500	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	104,071	137,835	229,134	281,954
NONINTEREST INCOME
Service charges on deposit accounts	8,214	7,813	16,121	15,172
Fiduciary and wealth management fees	8,825	7,397	17,025	15,259
Card payment fees	4,739	4,537	9,239	9,709
Net gains and fees on sales of loans	5,141	3,632	8,395	6,031
Derivative hedge fees	489	672	752	1,820
Other customer fees	460	742	887	1,259
Earnings on cash surrender value of life insurance	1,929	2,096	3,521	3,384
Net realized losses on sales of available for sale securities	(49)	(1,392)	(51)	(2,963)
Other income	1,586	822	2,083	1,645
Total Noninterest Income	31,334	26,319	57,972	51,316
NONINTEREST EXPENSES
Salaries and employee benefits	52,214	54,753	110,507	112,212
Net occupancy	6,746	6,674	14,058	13,933
Equipment	6,599	6,181	12,825	12,307
Marketing	1,773	1,102	2,971	2,411
Outside data processing fees	7,072	6,604	13,961	12,717
Printing and office supplies	354	434	707	817
Intangible asset amortization	1,771	2,182	3,728	4,379
FDIC assessments	3,278	2,740	7,565	4,136
Other real estate owned and foreclosure expenses	373	916	907	898
Professional and other outside services	3,822	4,660	7,774	8,358
Other expenses	7,411	6,347	13,345	14,145
Total Noninterest Expenses	91,413	92,593	188,348	186,313
INCOME BEFORE INCOME TAX	43,992	71,561	98,758	146,957
Income tax expense	4,067	10,699	10,892	22,016
NET INCOME	39,925	60,862	87,866	124,941
Preferred stock dividends	469	469	938	938
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$39,456	$60,393	$86,928	$124,003
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.68	$1.02	$1.48	$2.09
Diluted Net Income Available to Common Stockholders	$0.68	$1.02	$1.48	$2.09
Cash Dividends Paid to Common Stockholders	$0.35	$0.34	$0.69	$0.66
Average Diluted Common Shares Outstanding (in thousands)	58,328	59,448	58,800	59,446

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
NET CHARGE-OFFS	$39,644	$1,905	$41,897	$2,130

AVERAGE BALANCES:
Total Assets	$18,332,159	$18,170,649	$18,381,340	$18,096,832
Total Loans	12,620,530	12,369,673	12,548,798	12,253,176
Total Earning Assets	17,013,984	16,968,465	17,068,917	16,896,834
Total Deposits	14,895,867	14,719,913	14,888,536	14,572,480
Total Stockholders' Equity	2,203,361	2,139,877	2,222,750	2,111,658

FINANCIAL RATIOS:
Return on Average Assets	0.87%	1.34%	0.96%	1.38%
Return on Average Stockholders' Equity	7.16	11.29	7.82	11.74
Return on Tangible Common Stockholders' Equity	11.29	18.04	12.26	18.91
Average Earning Assets to Average Assets	92.81	93.38	92.86	93.37
Allowance for Credit Losses - Loans as % of Total Loans	1.50	1.80	1.50	1.80
Net Charge-offs as % of Average Loans (Annualized)	1.26	0.06	0.67	0.03
Average Stockholders' Equity to Average Assets	12.02	11.78	12.09	11.67
Tax Equivalent Yield on Average Earning Assets	5.69	5.36	5.67	5.21
Interest Expense/Average Earning Assets	2.53	1.97	2.54	1.73
Net Interest Margin (FTE) on Average Earning Assets	3.16	3.39	3.13	3.48
Efficiency Ratio	53.84	52.21	56.47	51.96
Tangible Common Book Value Per Share	$25.10	$23.34	$25.10	$23.34

NONPERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Nonaccrual Loans	$61,906	$62,478	$53,580	$53,102	$69,240
Other Real Estate Owned and Repossessions	4,824	4,886	4,831	6,480	7,685
Nonperforming Assets (NPA)	66,730	67,364	58,411	59,582	76,925
90+ Days Delinquent	1,686	2,838	172	89	428
NPAs & 90 Day Delinquent	$68,416	$70,202	$58,583	$59,671	$77,353

Allowance for Credit Losses - Loans	$189,537	$204,681	$204,934	$205,782	$221,147
Quarterly Net Charge-offs	39,644	2,253	3,148	20,365	1,905
NPAs / Actual Assets %	0.36%	0.37%	0.32%	0.33%	0.43%
NPAs & 90 Day / Actual Assets %	0.37%	0.38%	0.32%	0.33%	0.43%
NPAs / Actual Loans and OREO %	0.53%	0.54%	0.47%	0.48%	0.63%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.50%	1.64%	1.64%	1.67%	1.80%
Net Charge-offs (Recoveries) as % of Average Loans (Annualized)	1.26%	0.07%	0.10%	0.66%	0.06%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
ASSETS
Cash and due from banks	$105,372	$100,514	$112,649	$125,173	$108,975
Interest-bearing deposits	168,528	410,497	436,080	348,639	219,480
Investment securities, net of allowance for credit losses	3,753,088	3,783,574	3,811,364	3,713,724	3,891,491
Loans held for sale	32,292	15,118	18,934	30,972	27,297
Loans	12,639,650	12,465,582	12,486,027	12,271,422	12,270,233
Less: Allowance for credit losses - loans	(189,537)	(204,681)	(204,934)	(205,782)	(221,147)
Net loans	12,450,113	12,260,901	12,281,093	12,065,640	12,049,086
Premises and equipment	133,245	132,706	133,896	132,441	114,402
Federal Home Loan Bank stock	41,738	41,758	41,769	41,797	41,842
Interest receivable	97,546	92,550	97,664	90,011	89,784
Goodwill and other intangibles	735,373	737,144	739,101	741,283	743,465
Cash surrender value of life insurance	306,379	306,028	306,301	306,106	307,020
Other real estate owned	4,824	4,886	4,831	6,480	7,685
Tax asset, deferred and receivable	107,080	101,121	99,883	135,521	113,724
Other assets	367,845	331,006	322,322	340,476	318,005
TOTAL ASSETS	$18,303,423	$18,317,803	$18,405,887	$18,078,263	$18,032,256
LIABILITIES
Deposits:
Noninterest-bearing	$2,303,313	$2,338,364	$2,500,062	$2,554,984	$2,636,017
Interest-bearing	12,265,757	12,546,220	12,321,391	12,091,592	11,945,138
Total Deposits	14,569,070	14,884,584	14,821,453	14,646,576	14,581,155
Borrowings:
Federal funds purchased	147,229	—	—	—	—
Securities sold under repurchase agreements	100,451	130,264	157,280	152,537	152,472
Federal Home Loan Bank advances	832,703	612,778	712,852	713,384	723,480
Subordinated debentures and other borrowings	93,589	118,612	158,644	158,665	151,325
Total Borrowings	1,173,972	861,654	1,028,776	1,024,586	1,027,277
Interest payable	18,554	19,262	18,912	16,473	13,595
Other liabilities	329,302	327,500	289,033	297,984	264,664
Total Liabilities	16,090,898	16,093,000	16,158,174	15,985,619	15,886,691
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,256	7,321	7,428	7,425	7,412
Additional paid-in capital	1,191,193	1,208,447	1,236,506	1,234,402	1,233,593
Retained earnings	1,200,930	1,181,939	1,154,624	1,132,962	1,097,399
Accumulated other comprehensive loss	(211,979)	(198,029)	(175,970)	(307,270)	(217,964)
Total Stockholders' Equity	2,212,525	2,224,803	2,247,713	2,092,644	2,145,565
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,303,423	$18,317,803	$18,405,887	$18,078,263	$18,032,256

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
INTEREST INCOME
Loans receivable:
Taxable	$201,413	$198,023	$197,523	$191,705	$186,256
Tax-exempt	8,430	8,190	8,197	8,288	7,760
Investment securities:
Taxable	9,051	8,748	8,644	8,590	8,886
Tax-exempt	13,613	13,611	13,821	13,947	14,279
Deposits with financial institutions	2,995	6,493	8,034	5,884	3,164
Federal Home Loan Bank stock	879	835	771	719	1,020
Total Interest Income	236,381	235,900	236,990	229,133	221,365
INTEREST EXPENSE
Deposits	99,151	98,285	96,655	85,551	73,201
Federal funds purchased	126	—	1	—	123
Securities sold under repurchase agreements	645	1,032	827	797	979
Federal Home Loan Bank advances	6,398	6,773	6,431	6,896	6,815
Subordinated debentures and other borrowings	1,490	2,747	3,013	2,506	2,412
Total Interest Expense	107,810	108,837	106,927	95,750	83,530
NET INTEREST INCOME	128,571	127,063	130,063	133,383	137,835
Provision for credit losses	24,500	2,000	1,500	2,000	—
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	104,071	125,063	128,563	131,383	137,835
NONINTEREST INCOME
Service charges on deposit accounts	8,214	7,907	7,690	7,975	7,813
Fiduciary and wealth management fees	8,825	8,200	8,187	7,394	7,397
Card payment fees	4,739	4,500	4,437	4,716	4,537
Net gains and fees on sales of loans	5,141	3,254	4,111	5,517	3,632
Derivative hedge fees	489	263	1,049	516	672
Other customer fees	460	427	237	384	742
Earnings on cash surrender value of life insurance	1,929	1,592	3,202	1,761	2,096
Net realized losses on sales of available for sale securities	(49)	(2)	(2,317)	(1,650)	(1,392)
Other income (loss)	1,586	497	(152)	1,229	822
Total Noninterest Income	31,334	26,638	26,444	27,842	26,319
NONINTEREST EXPENSES
Salaries and employee benefits	52,214	58,293	60,967	55,566	54,753
Net occupancy	6,746	7,312	9,089	6,837	6,674
Equipment	6,599	6,226	6,108	5,698	6,181
Marketing	1,773	1,198	2,647	2,369	1,102
Outside data processing fees	7,072	6,889	5,875	6,573	6,604
Printing and office supplies	354	353	402	333	434
Intangible asset amortization	1,771	1,957	2,182	2,182	2,182
FDIC assessments	3,278	4,287	7,557	2,981	2,740
Other real estate owned and foreclosure expenses	373	534	1,743	677	916
Professional and other outside services	3,822	3,952	3,981	3,833	4,660
Other expenses	7,411	5,934	7,552	6,805	6,347
Total Noninterest Expenses	91,413	96,935	108,103	93,854	92,593
INCOME BEFORE INCOME TAX	43,992	54,766	46,904	65,371	71,561
Income tax expense	4,067	6,825	4,425	9,005	10,699
NET INCOME	39,925	47,941	42,479	56,366	60,862
Preferred stock dividends	469	469	469	468	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$39,456	$47,472	$42,010	$55,898	$60,393
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.68	$0.80	$0.71	$0.95	$1.02
Diluted Net Income Available to Common Stockholders	$0.68	$0.80	$0.71	$0.94	$1.02
Cash Dividends Paid to Common Stockholders	$0.35	$0.34	$0.34	$0.34	$0.34
Average Diluted Common Shares Outstanding (in thousands)	58,328	59,273	59,556	59,503	59,448
FINANCIAL RATIOS:
Return on Average Assets	0.87%	1.04%	0.92%	1.24%	1.34%
Return on Average Stockholders' Equity	7.16	8.47	7.89	10.38	11.29
Return on Tangible Common Stockholders' Equity	11.29	13.21	12.75	16.54	18.04
Average Earning Assets to Average Assets	92.81	92.91	93.62	93.36	93.38
Allowance for Credit Losses - Loans as % of Total Loans	1.50	1.64	1.64	1.67	1.80
Net Charge-offs as % of Average Loans (Annualized)	1.26	0.07	0.10	0.66	0.06
Average Stockholders' Equity to Average Assets	12.02	12.17	11.58	11.87	11.78
Tax Equivalent Yield on Average Earning Assets	5.69	5.65	5.64	5.55	5.36
Interest Expense/Average Earning Assets	2.53	2.55	2.48	2.26	1.97
Net Interest Margin (FTE) on Average Earning Assets	3.16	3.10	3.16	3.29	3.39
Efficiency Ratio	53.84	59.21	63.26	53.91	52.21
Tangible Common Book Value Per Share	$25.10	$25.07	$25.06	$22.43	$23.34

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Commercial and industrial loans	$3,949,817	$3,722,365	$3,670,948	$3,490,953	$3,531,395
Agricultural land, production and other loans to farmers	239,926	234,431	263,414	233,838	230,003
Real estate loans:
Construction	823,267	941,726	957,545	1,022,261	949,918
Commercial real estate, non-owner occupied	2,323,533	2,368,360	2,400,839	2,360,596	2,379,819
Commercial real estate, owner occupied	1,174,195	1,137,894	1,162,083	1,153,707	1,179,739
Residential	2,370,905	2,316,490	2,288,921	2,257,385	2,248,473
Home equity	631,104	618,258	617,571	609,352	614,366
Individuals' loans for household and other personal expenditures	162,089	161,459	168,388	176,523	172,896
Public finance and other commercial loans	964,814	964,599	956,318	966,807	963,624
Loans	12,639,650	12,465,582	12,486,027	12,271,422	12,270,233
Allowance for credit losses - loans	(189,537)	(204,681)	(204,934)	(205,782)	(221,147)
NET LOANS	$12,450,113	$12,260,901	$12,281,093	$12,065,640	$12,049,086

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Demand deposits	$7,757,679	$7,771,976	$7,965,862	$7,952,040	$8,045,455
Savings deposits	4,339,161	4,679,593	4,516,433	4,572,162	4,530,255
Certificates and other time deposits of $100,000 or more	1,415,131	1,451,443	1,408,985	1,280,607	1,160,303
Other certificates and time deposits	889,949	901,280	849,906	761,196	680,965
Brokered certificates of deposits	167,150	80,292	80,267	80,571	164,177
TOTAL DEPOSITS	$14,569,070	$14,884,584	$14,821,453	$14,646,576	$14,581,155

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	June 30, 2024			June 30, 2023
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$322,647	$2,995	3.71%	$343,253	$3,164	3.69%
Federal Home Loan Bank stock	41,749	879	8.42	41,873	1,020	9.74
Investment Securities: (1)
Taxable	1,788,749	9,051	2.02	1,876,676	8,886	1.89
Tax-exempt (2)	2,240,309	17,232	3.08	2,336,990	18,075	3.09
Total Investment Securities	4,029,058	26,283	2.61	4,213,666	26,961	2.56
Loans held for sale	28,585	431	6.03	19,328	300	6.21
Loans: (3)
Commercial	8,691,746	160,848	7.40	8,605,339	150,766	7.01
Real estate mortgage	2,150,591	23,799	4.43	2,031,136	20,345	4.01
Installment	823,417	16,335	7.94	831,775	14,844	7.14
Tax-exempt (2)	926,191	10,670	4.61	882,095	9,823	4.45
Total Loans	12,620,530	212,083	6.72	12,369,673	196,078	6.34
Total Earning Assets	17,013,984	242,240	5.69%	16,968,465	227,223	5.36%
Total Non-Earning Assets	1,318,175			1,202,184
TOTAL ASSETS	$18,332,159			$18,170,649
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$5,586,549	$40,994	2.94%	$5,546,232	$34,574	2.49%
Money market deposits	3,036,398	27,230	3.59	2,766,876	18,684	2.70
Savings deposits	1,508,734	3,476	0.92	1,724,816	3,884	0.90
Certificates and other time deposits	2,414,967	27,451	4.55	1,883,998	16,059	3.41
Total Interest-Bearing Deposits	12,546,648	99,151	3.16	11,921,922	73,201	2.46
Borrowings	885,919	8,659	3.91	1,110,486	10,329	3.72
Total Interest-Bearing Liabilities	13,432,567	107,810	3.21	13,032,408	83,530	2.56
Noninterest-bearing deposits	2,349,219			2,797,991
Other liabilities	347,012			200,373
Total Liabilities	16,128,798			16,030,772
STOCKHOLDERS' EQUITY	2,203,361			2,139,877
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,332,159	107,810		$18,170,649	83,530
Net Interest Income (FTE)		$134,430			$143,693
Net Interest Spread (FTE) (4)			2.48%			2.80%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.69%			5.36%
Interest Expense / Average Earning Assets			2.53%			1.97%
Net Interest Margin (FTE) (5)			3.16%			3.39%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2024 and 2023. These totals equal $5,859 and $5,858 for the three months ended June 30, 2024 and 2023, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Six Months Ended
	June 30, 2024			June 30, 2023
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Federal Funds Sold
Interest-bearing deposits	$449,173	$9,488	4.22%	$258,504	$3,801	2.94%
Federal Home Loan Bank stock	41,757	1,714	8.21	40,821	1,562	7.65
Investment Securities: (1)
Taxable	1,785,903	17,799	1.99	1,900,247	17,973	1.89
Tax-exempt (2)	2,243,286	34,461	3.07	2,444,086	38,416	3.14
Total Investment Securities	4,029,189	52,260	2.59	4,344,333	56,389	2.60
Loans held for sale	25,184	759	6.03	21,952	660	6.01
Loans: (3)
Commercial	8,644,927	320,057	7.40	8,544,945	290,428	6.80
Real estate mortgage	2,140,769	46,156	4.31	1,972,680	38,736	3.93
Installment	822,616	32,464	7.89	836,088	28,785	6.89
Tax-exempt (2)	915,302	21,038	4.60	877,511	19,581	4.46
Total Loans	12,548,798	420,474	6.70	12,253,176	378,190	6.17
Total Earning Assets	17,068,917	483,936	5.67%	16,896,834	439,942	5.21%
Total Non-Earning Assets	1,312,423			1,199,998
Total Assets	$18,381,340			$18,096,832
Liabilities:
Interest-Bearing deposits:
Interest-bearing deposits	$5,503,185	$80,484	2.92%	$5,405,696	$59,237	2.19%
Money market deposits	3,040,938	54,613	3.59	2,756,519	32,261	2.34
Savings deposits	1,534,305	7,277	0.95	1,775,233	6,849	0.77
Certificates and other time deposits	2,421,413	55,062	4.55	1,676,291	25,539	3.05
Total Interest-Bearing Deposits	12,499,841	197,436	3.16	11,613,739	123,886	2.13
Borrowings	948,866	19,211	4.05	1,201,392	21,923	3.65
Total Interest-Bearing Liabilities	13,448,707	216,647	3.22	12,815,131	145,809	2.28
Noninterest-bearing deposits	2,388,695			2,958,741
Other liabilities	321,188			211,302
Total Liabilities	16,158,590			15,985,174
Stockholders' Equity	2,222,750			2,111,658
Total Liabilities and Stockholders' Equity	$18,381,340	216,647		$18,096,832	145,809
Net Interest Income (FTE)		$267,289			$294,133
Net Interest Spread (FTE) (4)			2.45%			2.93%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.67%			5.21%
Interest Expense / Average Earning Assets			2.54%			1.73%
Net Interest Margin (FTE) (5)			3.13%			3.48%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2024 and 2023. These totals equal $11,655 and $12,179 for the six months ended June 30, 2024 and 2023, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2024	2023
Net Income Available to Common Stockholders - GAAP	$39,456	$47,472	$42,010	$55,898	$60,393	$86,928	$124,003
Adjustments:
PPP loan income	—	—	(7)	(8)	(9)	—	(34)
Non-core expenses[1,2]	—	3,481	12,682	—	—	3,481	—
Tax on adjustments	—	(848)	(3,088)	2	2	(848)	8
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$39,456	$50,105	$51,597	$55,892	$60,386	$89,561	$123,977

Average Diluted Common Shares Outstanding (in thousands)	58,328	59,273	59,556	59,503	59,448	58,800	59,446

Diluted Earnings Per Common Share - GAAP	$0.68	$0.80	$0.71	$0.94	$1.02	$1.48	$2.09
Adjustments:
PPP loan income	—	—	—	—	—	—	—
Non-core expenses[1,2]	—	0.06	0.21	—	—	0.06	—
Tax on adjustments	—	(0.01)	(0.05)	—	—	(0.01)	—
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$0.68	$0.85	$0.87	$0.94	$1.02	$1.53	$2.09
1 - Non-core expenses in 4Q23 included $6.3 million from early retirement and severance costs, $4.3 million from the FDIC special assessment, and $2.1 million from a lease termination.
2 - Non-core expenses in 1Q24 included $2.4 million from duplicative online banking conversion costs and $1.1 million from the FDIC special assessment.

NET INTEREST MARGIN ("NIM"), ADJUSTED
(Dollars in Thousands, Except Per Share Amounts)
	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2024	2023
Net Interest Income (GAAP)	$128,571	$127,063	$130,063	$133,383	$137,835	$255,634	$281,954
Fully Taxable Equivalent ("FTE") Adjustment	5,859	5,795	5,853	5,911	5,858	11,655	12,179
Net Interest Income (FTE) (non-GAAP)	$134,430	$132,858	$135,916	$139,294	$143,693	$267,289	$294,133

Average Earning Assets (GAAP)	$17,013,984	$17,123,851	$17,222,714	$16,947,669	$16,968,465	$17,068,917	$16,896,834
Net Interest Margin (GAAP)	3.02%	2.97%	3.02%	3.15%	3.25%	3.00%	3.34%
Net Interest Margin (FTE) (non-GAAP)	3.16%	3.10%	3.16%	3.29%	3.39%	3.13%	3.48%

RETURN ON TANGIBLE COMMON EQUITY - NON-GAAP
(Dollars In Thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2024	2024	2023	2023	2023	2024	2023
Total Average Stockholders' Equity (GAAP)	$2,203,361	$2,242,139	$2,130,993	$2,154,232	$2,139,877	$2,222,750	$2,111,658
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(730,980)	(732,432)	(734,007)	(735,787)	(737,489)	(731,706)	(738,334)
Average Tangible Common Equity, Net of Tax (Non-GAAP)	$1,447,256	$1,484,582	$1,371,861	$1,393,320	$1,377,263	$1,465,919	$1,348,199

Net Income Available to Common Stockholders (GAAP)	$39,456	$47,472	$42,010	$55,898	$60,393	$86,928	$124,003
Plus: Intangible Asset Amortization, Net of Tax	1,399	1,546	1,724	1,724	1,724	2,945	3,458
Tangible Net Income (Non-GAAP)	$40,855	$49,018	$43,734	$57,622	$62,117	$89,873	$127,461

Return on Tangible Common Equity (Non-GAAP)	11.29%	13.21%	12.75%	16.54%	18.04%	12.26%	18.91%